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                                                                    EXHIBIT 10.1

                                  CONFIDENTIAL
                        SEPARATION AND RELEASE AGREEMENT


         THIS CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT
("Agreement") is made and entered into the 15th day of June, 2001, by and between CHICO'S FAS, INC., a Florida corporation (the "Company"), and TEDFORD MARLOW ("Marlow").


                                   WITNESSETH:


         WHEREAS, Marlow and the Company are parties to that certain Employment Agreement dated as of September 6, 2000, as clarified by that certain letter agreement dated September 20, 2000 (collectively, the "Employment Agreement"), that certain Stock Option Agreement dated as of September 6, 2000 with respect to 220,000 options (the "220,000 Share Option Agreement") and that certain Stock Option Agreement dated as of September 6, 2000 with respect to 30,000 options (the "30,000 Share Option Agreement"); and

         WHEREAS, Marlow has been an employee and officer of the Company; and

         WHEREAS, the parties each acknowledge that the Company provided formal written notice to Marlow of non-renewal of the Employment Agreement by way of letter dated May 24, 2001 and delivered to and received by Marlow on May 24, 2001, such that absent an earlier termination in accordance with the terms of the Employment Agreement, the term of the Employment Agreement was to end on September 1, 2002; and

         WHEREAS, Marlow and the Company each wish to agree finally and amicably to terms of a continued employment with the Company for a specified period and the terms and conditions of the termination of his service as an employee and officer of the Company (including any and all rights and obligations of the parties under the Employment Agreement, the 220,000 Share Option Agreement and the 30,000 Share Option Agreement) and Marlow desires to release the Company from any and all existing claims, subject to the terms and conditions stated herein; and

         WHEREAS, the Company desires to provide certain continuation of employment benefits and certain termination benefits to Marlow; and

         WHEREAS, the Company desires to have Marlow continue to remain subject to certain nondisclosure restrictions and nonsolicitation obligations in order to protect the Company's legitimate business interests and Marlow is willing to agree to same; and


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         WHEREAS, the parties desire to delineate their respective rights, duties, and obligations, and desire complete accord.

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:


         1. RECITALS AND DEFINITIONS.

                  (a) Recitals. The recitals set forth above are true and correct in every respect and are incorporated herein by reference.

                  (b) Definitions. As used in this Agreement, the following terms have the meanings set forth below:

                           "Applicable Termination Date" For purposes of this
                  Agreement, the Applicable Termination Date shall be September 1, 2001 unless Marlow delivers to the Company the Extension Notice (as hereinafter defined) on or before 5:00 p.m., Ft. Myers time on August 25, 2001, in which event the Extension Notice will serve as an election by Marlow to extend his employment past September 1, 2001 and for his employment to terminate instead on, and for the Applicable Termination Date to be, September 15, 2001 with the understanding that the September 1, 2001 termination shall not take effect and instead, Marlow will continue to be employed through September 15, 2001, on which date Marlow's employment will terminate, with the rights and responsibilities of the parties thereafter being as described in this Agreement.

                           "Extension Notice" shall mean a written notice signed
                  by Marlow and delivered to and received by the Company on or before 5:00 p.m., Ft. Myers time on August 25, 2001 which expressly sets forth that Marlow elects to extend his employment to September 15, 2001 in accordance with this Agreement and expressly states that such written notice is to be considered an Extension Notice for purposes of this Agreement. Such Extension Notice shall not be effective if at the time such Extension Notice is delivered Marlow is in material default or breach of any of his obligations under this Agreement.

         2. RESIGNATIONS BY MARLOW.

                  (a) Effective as of the close of business on June 15, 2001, Marlow resigns from his position as Executive Vice President - Merchandising, Marketing and Product Development, and

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the Company hereby accepts this resignation. It is agreed that effective as of the close of business on June 15, 2001, Marlow has no further privileges, duties or obligations in such capacity.

                  (b) If Marlow timely delivers the Extension Notice to the Company, then Marlow's employment with the Company shall be considered to have terminated effective as of the close of business on September 15, 2001. Otherwise, Marlow's employment with the Company shall be considered to have terminated effective as of the close of business on September 1, 2001.

         3. DISCONTINUATION OF EMPLOYMENT AND TERMINATION OF EMPLOYMENT
AGREEMENT.

                  (a) Effective as of the close of business on June 15, 2001, the parties agree that (i) consistent with Section 2(a) of this Agreement, Marlow's position with the Company as Executive Vice President - Merchandising, Marketing and Product Development is discontinued, and (ii) except as otherwise expressly provided for in this Agreement, the Employment Agreement is terminated and of no further force and effect and Marlow relinquishes any and all continuing rights and benefits he may have under the Employment Agreement or as Executive Vice President - Merchandising, Marketing and Product Development of the Company. The close of business on June 15, 2001 shall be referred to as the "Effective Time" under this Agreement.

                  (b) As provided in Section 9 of this Agreement, Marlow shall nevertheless continue as an employee of the Company until the close of business on the Applicable Termination Date. On the Applicable Termination Date, Marlow's employment by the Company in any and all capacities shall terminate and, except as otherwise required by applicable law or as provided for in this Agreement, Marlow relinquishes all remaining rights and benefits, if any, he may then have as an employee of the Company.

         4. CONSIDERATION; CONTINUATION OF COMPENSATION AND BENEFITS.

                  (a) From the Date of this Agreement to September 1, 2001. So long as Marlow has not breached any of his obligations under this Agreement, the following compensation arrangements shall apply from the date of this Agreement to September 1, 2001 (the "Base Employment Continuation Period") and shall supercede the provisions of the Employment Agreement:

                           (1) Basic Salary. During the Base Employment
Continuation Period, Marlow will continue to receive his current basic salary (that being an annualized basic salary of $500,000), payable on an every other week basis or in more frequent installments as may be determined by the Company in its sole discretion.

                           (2) Incentive Bonus. During the Base Employment
Continuation Period, Marlow will continue to receive all but $50,000 of the incentive bonus that would have otherwise been payable to him during such period had his employment under the Employment Agreement continued through September 1, 2001 and had the bonus plan in effect for Marlow on the date

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immediately preceding the date of this Agreement (the "Currently Effective Bonus
Plan") continued in effect through September 1, 2001. Such incentive bonus payment (less the $50,000 reduction) shall be paid on such date as the bonus would have been paid under the Currently Effective Bonus Plan were the Currently Effective Bonus Plan to continue through September 1, 2001. In particular, any bonus so earned would be expected to be paid in or about the month of September 2001. Marlow shall become entitled to receive the $50,000 portion of the incentive bonus which is not to be paid under this Section 4(a)(2) (the "$50,000 Supplemental Incentive Bonus Amount") but only if the conditions to receipt of the $50,000 Supplemental Incentive Bonus Amount, as set forth in Section 4(g) hereof, are satisfied.

                           (3) Automobile. During the Base Employment
Continuation Period, Marlow shall continue to be entitled to receive a monthly automobile allowance of $2,000 per month.

                           (4) Other Fringe Benefits. Marlow may be eligible for
benefit continuation in accordance with the provisions of COBRA and acknowledges receipt of the required written notice in this regard. The Company will pay Marlow's COBRA costs from June 15, 2001 through September 1, 2001. Any and all other fringe benefits and benefit plan participations not specifically referenced in this Section 4 shall cease on June 15, 2001.

                  (b) If Marlow Timely Delivers an Extension Notice. So long as Marlow has not breached his obligations under this Agreement and if Marlow timely delivers an Extension Notice, the following compensation arrangements shall apply and shall supercede the provisions of the Employment Agreement, and the provisions of Section 4(c) hereof shall not be applicable (it being understood that the provisions of this Section 4(b) and the provisions of
Section 4(c) hereof shall be mutually exclusive such that if one of such subsections applies, the other shall not):

                           (1) Basic Salary. During the period from September 1,
2001 and September 15, 2001 (the "Extended Employment Continuation Period"), Marlow will continue to receive his current basic salary (that being an annualized basic salary of $500,000), payable on the same type of pay period schedule as was in effect during the Base Employment Continuation Period. Marlow agrees that, after the end of the Extended Employment Continuation Period, he shall not be entitled to, and waives any and all right to, any additional basic salary including any basic salary which would otherwise be payable under and pursuant to the Employment Agreement and any and all other basic salary payments of any kind.

                           (2) No Incentive Bonus. Marlow agrees that both
during the Extended Employment Continuation Period and thereafter, he shall not be entitled to, and waives any and all right to, any incentive bonuses (other than the incentive bonus payable under Section 4(a) hereof with respect to the Base Employment Continuation Period), including without limitation any bonuses that may relate to the second half of the Company's fiscal year which commenced February 4, 2001, any bonuses which would otherwise be payable under and pursuant to the Employment Agreement and any and all other bonuses of any kind.

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                           (3) Automobile. With respect to the Extended
Employment Continuation Period, Marlow shall be entitled to receive an additional automobile allowance of $1,000. Marlow agrees that, after the end of the Extended Employment Continuation Period, he shall not be entitled to, and waives any and all right to, any additional automobile allowance payments, including any automobile allowance payments which would otherwise be payable under and pursuant to the Employment Agreement and any and all other automobile allowance payments of any kind.

                           (4) Stock Options. As more particularly described in
Section 5 hereof, because Marlow's employment extends through September 15, 2001 if Marlow timely delivers the Extension Notice, it would then be anticipated that, in accordance with their terms, (i) a portion of each of the 30,000 Share Option Agreement and the 220,000 Share Option Agreement would vest on September 6, 2001, (ii) such vested portions would be exercisable until December 15, 2001 and (iii) because Marlow's employment would terminate on September 15, 2001, the balance of the options represented by such stock option agreements would not vest in any respect as of such Applicable Termination Date and, it is specifically agreed that, as of such Applicable Termination Date, such options will terminate and become void.

                  (c) If Marlow Does Not Timely Deliver an Extension Notice. So long as Marlow has not breached his obligations under this Agreement and if Marlow does not timely deliver an Extension Notice, the following compensation arrangements shall apply and shall supercede the provisions of the Employment Agreement, and the provisions of Section 4(b) hereof shall not be applicable (it being understood that the provisions of this Section 4(c) and the provisions of
Section 4(b) hereof shall be mutually exclusive such that if one of such subsections applies, the other shall not):

                           (1) Basic Salary. After the end of the Base
Employment Continuation Period and through and until September 1, 2002, Marlow will continue to receive an amount equal to his current basic salary (that being an annualized basic salary of $500,000), payable on an every other week basis or in more frequent installments as may be determined by the Company in its sole discretion.

                           (2) Incentive Bonus. After the end of the Base
Employment Continuation Period and through and until September 1, 2002, Marlow will continue to receive the incentive bonus that would have otherwise been payable to him had his employment under the Employment Agreement continued from the end of the Base Employment Continuation Period through September 1, 2002 and had the bonus plan in effect for Marlow on the date immediately preceding the date of this Agreement (the "Currently Effective Bonus Plan") continued in effect during the period from the end of the Base Employment Continuation Period through September 1, 2002. Such bonus payments shall be paid on such dates as the bonuses would have been paid under the Currently Effective Bonus Plan were the Currently Effective Bonus Plan to continue from the end of the Base Employment Continuation Period through September 1, 2002. In particular, any bonuses so earned would be expected to be paid in or about the months of March 2002 and September 2002.

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                           (3) Automobile. After the end of the Base Employment
Continuation Period and through and until September 1, 2002, Marlow shall continue to be entitled to receive an amount equal to his monthly automobile allowance of $2,000 per month.

                           (4) Other Fringe Benefits. Marlow may continue to be
eligible for benefit continuation after the end of the Base Employment Continuation Period in accordance with the provisions of COBRA and acknowledges receipt of the required written notice in this regard. The Company will pay Marlow's COBRA costs from September 1, 2001 through September 1, 2002. Any election by Marlow to continue COBRA benefits after September 1, 2002 shall be subject to Marlow's payment of the COBRA costs associated with such continuation. As provided in Section 4(a)(4) hereof, any and all other fringe benefits and benefit plan participations not specifically referenced in this
Section 4 shall cease on June 15, 2001.

                           (5) Stock Options. As more particularly described in
Section 5 hereof, because Marlow's employment extends through only September 1, 2001 if Marlow does not timely deliver the Extension Notice, none of the options represented by either the 30,000 Share Option Agreement or the 220,000 Share Option Agreement would vest (because employment would have terminated before the first vesting date of September 6, 2001) and thus it is specifically agreed that all of the options represented by such stock option agreements would not vest in any respect as of such Applicable Termination Date and, as of such Applicable Termination Date, such options will terminate and become void.

                  (d) Reimbursements and Advances. Marlow has advised the Company that he has appropriate substantiation and can prepare appropriate expense reports for certain reasonable expenditures incurred in connection with his employment by the Company through the date of this Agreement. If, on or before August 1, 2001 and in accordance with the Company's requirements and policies for expense substantiation and expense reports, Marlow submits expense reports substantiating such expenditures, the Company shall reimburse Marlow for such expenditures on or before September 1, 2001. Marlow shall not be entitled to any other reimbursements or advances for expenses incurred by Marlow in the performance of his duties under the Employment Agreement or, except as specified in Section 9 hereof, under this Agreement.

                  (e) Relocation Expenses and Commuting Expenses. Marlow acknowledges that he has already received all relocation expenses and commuting expenses to which he may have been entitled under the Employment Agreement or otherwise and shall be entitled to no further relocation expenses and no further commuting expenses.

                  (f) Discount on Clothing. From and after the applicable Termination Date under this Agreement (which date shall be September 1, 2001 if Marlow does not deliver the Extension Notice to the Company on or before August 25, 2001 and shall be September 15, 2001 if Marlow delivers the Extension Notice to the Company on or before August 25, 2001), Marlow shall no longer be entitled to the currently existing Company-wide employee benefit which provides a 50% discount on purchases made at Company-owned stores.

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                  (g) $50,000 Supplemental Incentive Bonus Amount. In exchange for Marlow's agreement to execute and the execution of the additional release attached hereto as Exhibit A when and as contemplated by Section 12(b) hereof and compliance with the remaining terms of this Agreement and Exhibit A, the Company agrees to pay to Marlow the $50,000 Supplemental Incentive Bonus Amount, which shall be paid within ten days after the Applicable Termination Date. Such payment shall be contingent on receipt by the Company of the executed additional release attached hereto as Exhibit A.

                  (h) Withholding and Taxes. All basic salary payments, incentive bonus payments, auto allowance payments and other payments made to Marlow pursuant to this Agreement shall be subject to any and all applicable income tax withholding, FICA taxes, FUTA taxes and any other required deductions and withholdings.

                  (i) No Other Entitlements; Good and Complete Consideration.

                           (1) Marlow agrees that he is not otherwise entitled
to payment or other benefit under any plans or policies of the Company, including, but not limited to, any severance plan.

                           (2) Marlow covenants and agrees that the amounts and
considerations set forth in this Section 4 and Section 6 hereof are in full and complete satisfaction of any and all sums owed to Marlow, if any, by the Company and constitute good and complete consideration for his release contained in
Section 12 hereof and obligations under Sections 2, 3, 7, 8, 9, 10, 11, 15 and 16 hereof. Marlow agrees that the total of such consideration is in addition to that, if any, which he might otherwise be entitled.

         5. STOCK OPTIONS.

                  (a) Acknowledgments.

                           (1) The parties acknowledge that, under the 30,000
Share Option Agreement and subject to the terms and conditions thereof, (i) as a result of the Company's recent 3 for 2 stock split, the 30,000 options covered by the 30,000 Share Option Agreement which had an exercise price of $22.96 per share were adjusted to be an aggregate of 45,000 options with an exercise price of $15.31 per share, and (ii) as adjusted and subject to the other provisions of the 30,000 Share Option Agreement, 15,000 of such options are scheduled to vest on September 6, 2001 (the "First Tranche of 15,000"), 15,000 of such options are scheduled to vest on September 6, 2002 (the "Second Tranche of 15,000") and the remaining 15,000 of such options are scheduled to vest on September 6, 2003 (the "Third Tranche of 15,000").

                           (2) The parties acknowledge that, under the 220,000
Share Option Agreement and subject to the terms and conditions thereof, (i) as a result of the Company's recent 3 for 2 stock split, the 220,000 options covered by the 220,000 Share Option Agreement which had

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an exercise price of $34.44 per share were adjusted to be an aggregate of
330,000 options with an exercise price of $22.96 per share, and (ii) as adjusted and subject to the other provisions of the 220,000 Share Option Agreement, 110,000 of such options are scheduled to vest on September 6, 2001 (the "First Tranche of 110,000"), 110,000 of such options are scheduled to vest on September 6, 2002 (the "Second Tranche of 110,000") and the remaining 110,000 of such options are scheduled to vest on September 6, 2003 (the "Third Tranche of 110,000").

                  (b) If Marlow Timely Delivers an Extension Notice. So long as Marlow has not breached his obligations under this Agreement and if Marlow timely delivers an Extension Notice, the parties acknowledge and agree that the provisions of this Section 5(b) shall apply with respect to the stock options covered by both the 30,000 Share Option Agreement and the 220,000 Share Option Agreement, and the provisions of Section 5(c) shall not be applicable (it being understood that the provisions of this Section 5(b) and the provisions of
Section 5(c) hereof shall be mutually exclusive such that if one of such subsections applies, the other shall not):

                           (1) Because Marlow will be continuing as an employee
of the Company during the Extended Employment Continuation Period, the First Tranche of 15,000, in accordance with and subject to the terms of the 30,000 Share Option Agreement, is expected to (i) vest in full on September 6, 2001, and (ii) be exercisable in accordance with the terms and conditions of the 30,000 Share Option Agreement at any time commencing on September 6, 2001 and ending December 15, 2001 (i.e., three months after the termination of Marlow's employment with the Company on the Applicable Termination Date).

                           (2) Because Marlow's employment relationship with the
Company will terminate on September 15, 2001, any and all rights to the options covered by the Second Tranche of 15,000 and any and all rights to the options covered by the Third Tranche of 15,000 will terminate in accordance with and subject to the terms of the 30,000 Share Option Agreement, because no portion of the options comprising the Second Tranche of 15,000 and no portion of the options comprising the Third Tranche of 15,000 will have vested or will have become exercisable as of that date. As such, Marlow confirms that, effective as of September 15, 2001 and as a result of the termination as of such date, (i) he shall be considered to have relinquished any and all rights he may then have, may have had or in the future would have had under the options comprising the Second Tranche of 15,000 and under the options comprising the Third Tranche of 15,000 and (ii) the options comprising the Second Tranche of 15,000 and the options comprising the Third Tranche of 15,000 shall become null and void in all respects.

                           (3) Because Marlow will be continuing as an employee
of the Company during the Extended Employment Continuation Period, the First Tranche of 110,000, in accordance with and subject to the terms of the 220,000 Share Option Agreement, is expected to (i) vest in full on September 6, 2001, and (ii) be exercisable in accordance with the terms and conditions of the 220,000 Share Option Agreement at any time commencing on September 6, 2001 and ending December 15, 2001 (i.e., three months after the termination of Marlow's employment with the Company on the Applicable Termination Date).

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                           (4) Because Marlow's employment relationship with the
Company will terminate on September 15, 2001, any and all rights to the options covered by the Second Tranche of 110,000 and any and all rights to the options covered by the Third Tranche of 110,000 will terminate in accordance with and subject to the terms of the 220,000 Share Option Agreement, because no portion of the options comprising the Second Tranche of 110,000 and no portion of the options comprising the Third Tranche of 110,000 will have vested or will have become exercisable as of that date. As such, Marlow confirms that, effective as of September 15, 2001 and as a result of the termination as of such date, (i) he shall be considered to have relinquished any and all rights he may then have, may have had or in the future would have had under the options comprising the Second Tranche of 110,000 and under the options comprising the Third Tranche of 110,000 and (ii) the options comprising the Second Tranche of 110,000 and the options comprising the Third Tranche of 110,000 shall become null and void in all respects.

                  (c) If Marlow Does Not Timely Deliver an Extension Notice. So long as Marlow has not breached his obligations under this Agreement and if Marlow does not timely deliver an Extension Notice, the parties acknowledge and agree that the provisions of this Section 5(c) shall apply with respect to the stock options covered by both the 30,000 Share Option Agreement and the 220,000 Share Option Agreement, and the provisions of Section 5(b) hereof shall not be applicable (it being understood that the provisions of this Section 5(c) and the provisions of Section 5(b) hereof shall be mutually exclusive such that if one of such subsections applies, the other shall not):

                           (1) Because Marlow's employment relationship with the
Company will terminate on September 1, 2001, any and all rights to the options covered by the 30,000 Share Option Agreement will terminate in accordance with and subject to the terms of the 30,000 Share Option Agreement, because no portion of any of the options under the 30,000 Share Option Agreement will have vested or will have become exercisable as of that date. As such, Marlow confirms that, effective as of September 1, 2001 and as a result of his termination as of such date, (i) he shall be considered to have relinquished any and all rights he may then have, may have had or in the future would have had under the options covered by the 30,000 Share Option Agreement and (ii) all of the options covered by the 30,000 Share Option Agreement, including the First Tranche of 15,000, the Second Tranche of 15,000 and the Third Tranche of 15,000 shall become null and void in all respects.

                           (2) Because Marlow's employment relationship with the
Company will terminate on September 1, 2001, any and all rights to the options covered by the 220,000 Share Option Agreement will terminate in accordance with and subject to the terms of the 220,000 Share Option Agreement, because no portion of any of the options under the 220,000 Share Option Agreement will have vested or will have become exercisable as of that date. As such, Marlow confirms that, effective as of September 1, 2001 and as a result of his termination as of such date, (i) he shall be considered to have relinquished any and all rights he may then have, may have had or in the future would have had under the options covered by the 220,000 Share Option Agreement and (ii) all of the options covered by the 220,000 Share Option Agreement, including the First Tranche

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of 110,000, the Second Tranche of 110,000 and the Third Tranche of 110,000 shall become null and void in all respects.

         6. PURSUIT OF CLAIM AND LIMITED INDEMNIFICATION WITH RESPECT TO DORADO DISPUTE.

                  (a) The parties acknowledge that a dispute exists between Dorado of Naples ("Dorado") and Marlow relative to a contract under which Marlow, subject to specified terms and conditions, was to purchase certain real estate from Dorado and that counsel for Dorado has advised the law firm of Smoot Adams (counsel for Marlow and his wife) that suit had been filed regarding this matter. Marlow is seeking return of a $100,000 deposit that he had given to Dorado and Dorado has asserted that the deposit has been forfeited as liquidated damages.

                  (b) The Company agrees to pay Marlow's reasonable costs and expenses incurred with the Smoot Adams firm in defending against Dorado's position that it is entitled to retain the entire deposit and in pursuing Marlow's claim that he is entitled to a return of the deposit, it being understood that such agreement to pay reasonable costs and expenses shall not extend to costs and expenses in defending any other claims asserted by Dorado. Although Marlow and the Company believe that Marlow should be entitled to a return of the full deposit under the terms of the applicable real estate contract and intend to vigorously defend Dorado's claim to the contrary and to vigorously pursue Marlow's claim for a return of the deposit, the Company agrees to indemnify Marlow for any portion of the deposit that may not be returned by Dorado after the dispute has been finally resolved either by way of final court action, binding arbitration or settlement; provided however that the Company's liability to Marlow with respect to this indemnity for any unreturned deposit or any other liability of Marlow under the applicable real estate contract shall under no circumstances exceed $100,000.

                  (c) Because of the Company's agreement to pay the reasonable costs and expense of litigation and to provide Marlow with this limited indemnity, it is agreed that the Company, at its option, shall have the right to take the primary role in directing the defense/pursuit of this dispute from the perspective of Marlow's interest, with Marlow also providing input and having the right to consult in good faith. In addition, provided that any settlement relates only to the payment/retention of money and does not require any payment of money by Marlow (other than forfeiture of all or a portion of the deposit), the Company may require that such settlement be entered into and effectuated, after consultation in good faith with Marlow.

         7. RETURN OF COMPANY ASSETS AND PROPERTY. As promptly as possible following the execution of this Agreement, Marlow will return to the Company (1) all company credit cards and company calling cards in Marlow's possession, (2) all keys and security badges providing access to any of the Company's facilities and all Company owned equipment in Marlow's possession, and (3) all documents, papers, information and software remaining in his possession that he obtained from the Company, or that belong to the Company, without retaining any copies thereof.

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         8. REMOVAL OF PERSONAL PROPERTY FROM THE COMPANY'S OFFICES. The Company
acknowledges that certain property belonging to Marlow may remain physically located at the Company's offices, including without limitation, certain office furniture, computer equipment and wall hangings. The Company agrees to permit Marlow, during normal business hours and upon reasonable notice to a senior officer of the Company and for a period ending on June 30, 2001, to remove or arrange for the removal of such personal effects.

         9. TRANSITION EMPLOYMENT.

                  (a) From the date hereof, through and including the Applicable Termination Date, and for no additional compensation other than provided in this Agreement, Marlow shall continue as an employee of the Company under common law rules and, as such, shall make himself available to provide such advice and assistance as the Company may from time to time during such period reasonably request in order to effectuate a smooth transition of management associated with Marlow's departure from the Company on the Applicable Termination Date; provided that such services shall not exceed, without the consent of Marlow, twenty five hours from the date of this Agreement until September 1, 2001 (and an additional five hours if the Applicable Termination Date is extended in the manner provided herein to September 15, 2001); and provided further that all such services shall be provided by way of communications directly with Marvin Gralnick or Scott Edmonds or as otherwise may be authorized in writing by Marvin Gralnick or Scott Edmonds. During the Base Employment Continuation Period and any Extended Employment Continuation Period, the Company shall have the right to control and direct Marlow not only as to the results to be accomplished by Marlow but also as to the detail and means by which such results are accomplished by Marlow. The parties acknowledge that, among other matters, Marlow's services as an employee are being continued until the Applicable Termination Date because of his past involvement in helping to coordinate efforts concerning the Company's relationships with the factories utilized to assemble the Company's merchandise and fabric purchases and warehousing for the fabric and because of the importance of such relationships, merchandise and inventories to the continued success of the Company.

                  (b) The Company anticipates that the services to be rendered by Marlow from June 15, 2001 through the Applicable Termination Date will be performed away from the Company's Ft. Myers offices with communications provided principally by way of telephone; however, Marlow agrees to provide such services at the Ft. Myers offices of the Company if expressly requested to do so by senior executives of the Company and if his reasonable costs of travel to Ft. Myers are paid by the Company in accordance with the Company's expense reimbursement policies. Otherwise, in the performance of such services, Marlow shall not be required to travel.

         10. PROPERTY RIGHTS AND USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION; NONSOLICITATION. Marlow shall continue to be bound in all respects by the provisions of the Employment Agreement relating to Confidentiality as contained in Section 10 thereof and the provisions of the Employment Agreement relating to Nonsolicitation as contained in Section 11 thereof; and notwithstanding the termination of the Employment Agreement in all other respects, such

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


Sections 10 and 11 shall continue in force and effect as separately enforceable agreements as if such provisions were contained herein. Such continuing obligations shall be in addition to Marlow's obligations arising under applicable law including without limitation the obligations relating to trade secrets arising under Chapter 688, Florida Statutes. For purposes of the continuing effectiveness of the provisions of Section 11 of the Employment Agreement, Marlow's employment under Section 9 of this Agreement shall be considered continued employment of Marlow by the Company through the end of the Base Employment Continuation Period or the Extended Employment Continuation Period, as the case may be, and the additional two (2) year restriction period contemplated by the provisions of Section 11 of the Employment Agreement shall be considered to begin as of the applicable Termination Date (September 1, 2001 or September 15, 2001, as the case may be).

         11. NON-DISPARAGEMENT; PUBLIC DISCLOSURE.

                  (a) Marlow covenants and agrees that he will not make any disparaging remarks, whether orally or in writing, about the Company, its subsidiaries and/or related entities, its products, services, officers, Board of Directors, managers, supervisors, and employees, to any persons whatsoever. The obligation under this Section includes, but is not limited to, refraining from making any disparaging, degrading or demeaning remarks or casting any aspersions on the Company which are reasonably likely to have a harmful effect on its reputation. Marlow will not communicate with the press or make any press release or other similar public disclosure regarding the circumstances leading up to this Agreement except after consulting in good faith with the Company.

                  (b) Neither the Company nor any of its directors or senior officers will issue any formal Company sponsored release or formal Company sponsored communication with the press, or issue any press release or other similar formal public disclosure regarding the circumstances leading up to this Agreement, except after consulting in good faith with Marlow; provided however, that nothing herein shall be deemed to prohibit the Company from making any disclosure which is required in order to fulfill the Company's disclosure obligations imposed by law.

         12. GENERAL RELEASES BY MARLOW; CONDITION TO SUBSEQUENT DELIVERY OF GENERAL RELEASES BY THE COMPANY.

                  (a) Marlow, for himself, his heirs, personal representatives, and assigns, does hereby remise, release and forever discharge the Company and its respective officers, directors, employees, agents, shareholders, and affiliates, including, but not limited to, the Company, its respective predecessors, successors, assigns, heirs, executors, administrators, the Company's benefit plans, including the 401(k) Plan, the benefit plan's trustees, administrators, and all other fiduciaries, employees, and their agents (collectively, "Releasees"), of and from any and all manner of actions and causes of action, suits, debts, claims, and demands whatsoever at law or in equity, known or unknown, actual or contingent, which Marlow and his heirs, executors, administrators, agents, distributees, beneficiaries, successors in interest and assignees, ever had or now have or in the future may have, by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents. The Release by Marlow includes, but is not limited to the following

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


(except that such Release shall not operate to release the Company from its express obligations under this Agreement):

                           (1) Any and all claims for salary, wages,
compensation, monetary relief, employment benefits, including but not limited to, any claims for benefits under, or contribution to, an associate benefits plan, profit sharing or any retirement plan, capital stock, bonuses, merit and longevity increases, and all other benefits of all kind, earnings, backpay, front pay, liquidated, and other damages, interest, attorney's fees and costs, compensatory damages, punitive damages, damage to character, damage to reputation, emotional distress, mental anguish, depression, injury, impairment in locating employment, financial loss, pain and suffering, injunctive and declaratory relief arising from his employment with the Company or his separation thereof.

                           (2) Any and all claims growing out of, resulting
from, or connected in any way to Marlow's employment with the Company, and/or the separation thereof, including any and all claims for discrimination, including but not limited to discrimination on the basis of race, national origin, color, religion, handicap or disability, age, sex, harassment of any kind, including sexual harassment, retaliation, whistleblowing, breach of contract, rescission, promises, claims under the Employee Retirement Income Security Act of 1974 ("ERISA") [29 U.S.C. Sections 1001-1461], as amended, including ERISA Section 510 and any claims to benefits under any and all bonus, severance or any other similar plan sponsored by the Company now and hereafter, torts of all kinds, including but not limited to, misrepresentation, negligent or otherwise, fraud, defamation, slander, libel, worker's compensation retaliation, interference with an advantageous business relationship, negligent employment, including negligent hiring, negligent retention, and negligent supervision, discrimination, claims or rights under state and federal whistleblower legislation, including Sections 448.101-448.105, Florida Statutes, as amended, the Consolidated Omnibus Budget Reconciliation Act of 1985 [Pub. L. 99-509], as amended ("COBRA"), the Florida Health Insurance Coverage Continuation Act ("FHICCA"), the Family and Medical Leave Act [29 U.S.C. Sections 2601-2654], as amended ("FMLA"), the Americans with Disabilities Act [42 U.S.C. Sections 12101-12213], as amended ("ADA"), the Age Discrimination in Employment Act, as amended ("ADEA"), the Polygraph Protection Act, the Internal Revenue Code [Title 26, U.S.C.], as amended, the Older Workers Benefit Protection Act [29 U.S.C. Section 621-630], as amended ("OWBPA"), the Equal Pay Act [29 U.S.C. Section 206(d)], as amended ('EPA"), Title VII of the Civil Rights Act of 1964 [42 U.S.C. Section 2000e-2000e-17], as amended ("Title VII"), the Florida Civil Rights Act of 1992 [Sections 760.02-760.11, Fla. Stats.], as amended ("FCRA"), the Uniformed Services Employment and Reemployment Rights Act of 1994 [38 U.S.C. Sections 4301-4333] ("USERRA"), the National Labor Relations Act [29 U.S.C. Sections 151-169], as amended ("NLRA"), the Occupational Safety and Health Act [29 U.S.C. Sections 651-678], as amended ("OSHA"), the Fair Labor Standards Act [29 U.S.C. Sections 201-219], as amended ("FLSA"), retaliation pursuant to Section 440.205 Florida Statutes, and any other claim of any kind.

                           (3) Marlow agrees that if he violates this Agreement
by suing Releasees with respect to any matter for which he has herein released the Company, he will pay all costs,

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


damages, and expenses of defending the suit incurred by Releasees or those associated with Releasees, including reasonable attorneys' fees and all further costs and fees.

                  (b) In exchange for Marlow's agreement to execute the release attached hereto as Exhibit A on or shortly after the applicable Termination Date, and provided such release is executed and delivered to the Company on or shortly after the applicable Termination Date and subject to compliance with the remaining terms of this Agreement and the terms of the release set forth in Exhibit A, the Company shall pay the $50,000 Supplemental Incentive Bonus Amount as more specifically provided in Section 4(g) hereof and shall execute and deliver the release attached hereto as Exhibit B.

         13. ENFORCEMENT; ATTORNEYS' FEES. If, within 10 days after demand to comply with the obligations of one of the parties to this Agreement served in writing on the other, compliance or reasonable assurance of compliance is not forthcoming, and the other party engages the services of an attorney to enforce rights under this Agreement, the prevailing party in any action shall be entitled to recover all reasonable costs and expenses (including reasonable attorneys' fees before and at trial and in appellate proceedings).

         14. NOTICES. Any notice, request, demand, consent, approval, instruction or other communication required or permitted under this Agreement (collectively a "notice") shall be in writing and shall be sufficiently given if delivered in person, sent by telex or telecopier, sent by a reputable overnight courier service or sent by registered or certified mail, postage prepaid, as follows:

                      If to Marlow:       Tedford Marlow
                                          553 Weed Street
                                          New Caanan, Connecticut 06840
                                          Telecopy: (203) 966-6180_________



                      If to the Company:  Chico's FAS, Inc.
                                          11215 Metro Parkway
                                          Ft. Myers, FL 33912
                                          Attn: Marvin J. Gralnick
                                          President and Chief Executive Officer
                                          Telecopy: (941) 277-7035

Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or by such party's agent for notices hereunder). Any notice which is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to whom it is addressed at the close

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


of business, local time of the recipient, on the fifth day after the date it is so placed in the mail. Any notice which is telexed or telecopied in the manner provided herein shall be presumed to have been duly given to the party to whom it is directed upon confirmation of such telex or telecopy. Any notice which is sent by a reputable overnight courier service in the manner provided herein shall be presumed to have been duly given to the party to which it is addressed at the close of business on the next day after the day it is deposited with such courier service.

         Any person wishing to change the person or address to whom notices are to be given may do so by complying with the foregoing notice provisions.

         15. OTHER FUTURE COOPERATION. It is agreed and understood that, notwithstanding the other provisions of this Agreement, Marlow will continue after the Employment Continuation Period to make himself available and cooperate in any reasonable manner at reasonable times in providing assistance to the Company in concluding any matters which are presently pending but only to the extent that Marlow was directly involved in such matter while in the Company's employ. In securing such cooperation, the Company will be reasonable in considering other commitments and time constraints that Marlow may have at the time such assistance is requested. It is understood that such cooperation and assistance shall be without additional compensation to Marlow. Should Marlow ever receive notice of a subpoena in the future or other attempt to talk with him or attempt to obtain his testimony relating to or regarding the Company in any way, Marlow agrees to notify counsel for the Company, Gary I. Teblum, 101 E. Kennedy Boulevard, Suite 2700, Tampa, Florida 33602, (813) 227-7457 (phone) or
(813) 229-6553 (fax) and to provide a copy of any subpoena or request, within two (2) calendar days of receipt of such notice. Further, Marlow agrees to and authorizes, at the Company's expense, the assertion of an objection or objections and a motion for protective order, motion to quash or other legal proceeding ("legal proceeding") in order that all legal rights of the Company, including those set forth in the Agreement, may be fully protected. Marlow agrees that he will not respond to any attempt to talk with him or obtain his testimony, should a legal proceeding be asserted, until such legal proceeding has been finally determined. Marlow further agrees that a representative, in behalf of, chosen by, and at the expense of the Company, will have the opportunity to participate fully during any testimony, statements or communication by him in any proceeding relating to the Company, including raising objections to any examination, examining witnesses, and the right to have a record made by a court reporter or other means of the testimony, statements or communication or objections. Within the restrictions set forth in this Section 15, Marlow shall provide truthful testimony to or before a court or regulatory body.

         16. WAIVER OF REINSTATEMENT/COVENANT NOT TO RE-APPLY. As part of the settlement, Marlow specifically waives any present and future claim to reinstatement or employment with the Company at any time in the future. Marlow further specifically agrees, as a condition of his receipt and retention of the sums and other consideration provided for herein, not to seek employment with the Company at any time in the future.

         17. SUCCESSORS AND ASSIGNS; APPLICABLE LAW. This Agreement shall be binding upon and inure to the benefit of Marlow and his heirs, administrators, representatives, executors,

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


successors and assigns, and shall be binding upon and inure to the benefit of Releasees and each of them, and to their respective heirs, administrators, representatives, executors, successors and assigns. This Agreement shall be construed and interpreted in accordance with the laws of the state of Florida.

         18. COMPLETE AGREEMENT. This Agreement shall constitute the full and complete agreement between the parties concerning its subject matter and fully supersedes any and all other prior agreements or understandings between the parties regarding the subject matter hereto. This Agreement shall not be modified or amended except by a written instrument signed by both Marlow and an authorized representative of the Company.

         19. SEVERABILITY. The unenforceability or invalidity of any particular provision of this Agreement shall not affect its other provisions and to the extent necessary to give such other provisions effect, they shall be deemed severable.

         20. WAIVER OF BREACH; SPECIFIC PERFORMANCE. The waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of any of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of any of the provisions of this Agreement.

         21. NO ADMISSIONS OF LIABILITY. This Agreement shall not in any way be construed as an admission by the Company or Marlow of any improper actions or liability whatsoever as to one another, and each specifically disclaims any liability to or improper actions against the other or any other person, on the part of itself, its employees or its agents.

         22. REVERSION OF THE PROCEEDS. Marlow covenants and agrees that all monies received under this Agreement will become immediately due and payable to the Company if Marlow should ever disavow this Agreement, breach any term of this Agreement or if the Agreement is found to be unenforceable.

         23. ACKNOWLEDGMENT/VOLUNTARY SIGNING OF AGREEMENT. Marlow warrants, represents, and agrees that he has been encouraged to seek advice from anyone of his choosing regarding this Agreement, including his attorney, accountant or tax advisor prior to his signing it; that this Agreement represents written notice to do so; and that he has been given the opportunity and sufficient time to seek such advice; and that he fully understands the meaning and contents of this Agreement. MARLOW UNDERSTANDS THAT HE HAD THE RIGHT TO TAKE UP TO TWENTY-ONE
(21) DAYS TO CONSIDER WHETHER OR NOT HE DESIRES TO ENTER INTO THIS AGREEMENT. Marlow acknowledges that he has completely read this Agreement and that prior to signing he has had sufficient opportunity to examine it and ask questions and consult

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


with his attorneys and other persons of his own choosing prior to entering into this Agreement. Marlow further acknowledges that this Agreement is being signed voluntarily and without coercion or duress and with full understanding of its terms and effects. Marlow has not been promised any benefit except for the mutual consideration set out herein and there are no other understandings or oral/written agreements relating to the separation of his employment relationship except those set out above. Marlow specifically states that he is executing this Agreement knowingly and voluntarily.

         24. ABILITY TO REVOKE AGREEMENT. MARLOW UNDERSTANDS THAT HE MAY REVOKE THIS AGREEMENT BY NOTIFYING THE COMPANY IN WRITING OF SUCH REVOCATION WITHIN SEVEN (7) DAYS OF HIS EXECUTION OF THIS AGREEMENT AND THAT THIS AGREEMENT IS NOT EFFECTIVE UNTIL THE EXPIRATION OF SUCH SEVEN (7) DAYS. HE UNDERSTANDS THAT UPON THE EXPIRATION OF SUCH SEVEN (7) DAY PERIOD THIS AGREEMENT WILL BE BINDING UPON HIM AND HIS HEIRS, ADMINISTRATORS, REPRESENTATIVES, EXECUTORS, SUCCESSORS AND ASSIGNS AND WILL BE IRREVOCABLE.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.

WITNESS:                               CHICO'S FAS, INC.

/s/ Scott Edmonds
-----------------
/s/ Robin Martin                       By: /s/ Marvin J. Gralnick
-----------------                          -------------------------------------
                                           Marvin J. Gralnick
                                           President and Chief Executive Officer


I UNDERSTAND THAT BY SIGNING THIS AGREEMENT, I AM GIVING UP RIGHTS I MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THIS AGREEMENT.

WITNESS:
/s/ Traci Fields
-----------------
/s/ Mary M. Curry                       /s/ Tedford Marlow
-----------------                       -------------------------------
                                        Tedford Marlow



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



                                    EXHIBIT A
                                       TO
                  CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT
                               WITH TEDFORD MARLOW
                        DATED AS OF _______________, 2001


                   GENERAL RELEASE AND DISCLAIMER ("RELEASE")

         In consideration of the promises and actions of CHICO'S FAS, INC., a Florida corporation (the "Company") set out in the Confidential Separation and Release Agreement entered into between the parties to this Release on _June __, 2001 (the "Agreement"), including without limitation Section 4(g) of the Agreement, TEDFORD MARLOW ("Marlow") hereby remises, acquits, releases, satisfies and discharges, on his own behalf and on behalf of anyone who could claim by and through him, the Company, its predecessors and successors in interest, assignees, parents, subsidiaries, divisions and related companies and entities, and their past, present and future shareholders, officers, directors, agents, attorneys, employees and representatives in their individual and official capacities, and their heirs, and legal representatives and predecessors and successors in interest and assigns (collectively "Releasees"), of and from any and all claims and demands, past, present or future, known or unknown, and all manner of action and actions, causes of action, suits, administrative proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, torts, trespasses, damages, judgments, executions, warranties, claims and demands whatsoever, in law or in equity, which Marlow and his heirs, executors, administrators, agents, distributees, beneficiaries, successors in interest and assignees, ever had or now have or in the future may have, by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents, including, but not limited to:

         (1) Any and all claims for salary, wages, compensation, monetary relief, employment, benefits, including but not limited to any claims for benefits under an employee benefit plan or any retirement plan, profit-sharing, capital stock, bonuses, merit and longevity increases, commissions, and all other benefits of all kind (other than as specifically recognized in Sections 4 and 6 of the Agreement), earnings, back pay, front pay, liquidated and other damages, compensatory damages, punitive damages, damage to character, damage to reputation, emotional distress, mental anguish, depression, injury, impairment in locating employment, financial loss, pain and suffering, injunctive and declaratory relief, interest, attorneys fees and costs, arising from his employment with the Company or his separation thereof.

         (2) Any and all claims growing out of, resulting from, or connected in any way to Marlow's alleged contractual relationship and/or employment with the Company and/or the termination thereof, including any and all claims for handicap or disability discrimination, age discrimination, religious discrimination, sex discrimination, harassment of any kind, including sexual harassment, retaliation, whistleblowing, breach of contract, rescission, promises, claims under the Employee Retirement Income Security Act of 1974 ("ERISA") [29 U.S.C. Sections 1001-1461], as

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


amended, including ERISA Section 510 and any claims to benefits under any and all bonus, severance or any other similar plan sponsored by the Company now and hereafter, torts of all kinds, including but not limited to, misrepresentation, negligent or otherwise, fraud, defamation, slander, libel, worker's compensation retaliation, interference with an advantageous business relationship, negligent hiring, negligent retention, negligent supervision, discrimination, claims or rights under state and federal whistleblower legislation including Section 448.101-448.105, Fla. Stats., as amended, the Consolidated Omnibus Budget Reconciliation Act of 1985 [Pub. L. 99-509], as amended ("COBRA"), the Florida Health Insurance Coverage Continuation Act ("FHICCA"), the Family and Medical Leave Act [29 U.S.C. Sections 2601-2654], as amended ("FMLA"), the Americans with Disabilities Act [42 U.S.C. Sections 12101-12213], as amended ("ADA"), the Age Discrimination in Employment Act, as amended ("ADEA"), the Polygraph Protection Act, the Internal Revenue Code [Title 26, U.S.C.], as amended, the Older Workers Benefit Protection Act [29 U.S.C. Section 621-630], as amended ("OWBPA"), the Equal Pay Act [29 U.S.C. Section 206(d)], as amended ("EPA"), Title VII of the Civil Rights Act of 1964 [42 U.S.C. Section 2000e-2000e-17], as amended ("Title VII"), the Florida Civil Rights Act of 1992 [Sections 760.02-760.11, Fla. Stats.], as amended, the Uniformed Services Employment and Reemployment Rights Act of 1994 [38 U.S.C. Sections 4301-4333] ("USERRA"), the National Labor Relations Act [29 U.S.C. Sections 151-169], as amended ("NLRA"), the Occupational Safety and Health Act [29 U.S.C. Sections 651-678], as amended ("OSHA"), the Fair Labor Standards Act [29 U.S.C. Sections 201-219], as amended ("FLSA"), retaliation pursuant to Section 440.205, Fla. Stats., and any other claim of any kind.

         (3) As part of the settlement, Marlow specifically waives any present and future claim to reinstatement or employment with the Company at any time in the future and agrees never to apply for employment with the Company in the future.

         (4) Marlow further specifically waives any rights of action and administrative and judicial relief which he might otherwise have available in the state and federal courts, including all common law claims and claims under federal and state constitutions, statutes and regulations and federal executive orders and county and municipal ordinances and regulations, as well as before the Wage and Hour Division or any other division or department of the U.S. Department of Labor, the Equal Employment Opportunity Commission, the Florida Commission on Human Relations, the Lee County Office of Equal Opportunity, the National Labor Relations Board or any other federal, state or local administrative agency. Marlow promises never to file, participate in or prosecute a lawsuit, complaint, charge or other proceeding asserting any claims that are released by this Release. Marlow further agrees not to voluntarily participate in any employment related claim brought by any other party against the Releasees.

         In consideration of the monies provided for in Section 4(g) of the Agreement and other good and valuable consideration, Marlow represents and warrants that all the terms of this Release shall be complied with. Should Marlow breach or act in noncompliance with or in default of this Release (except insofar as it relates to any claim under the ADEA), the Company may recover damages from Marlow, along with all costs, including attorneys' fees incurred by the Company in recovering such damages and in enforcing this Release, with the Company maintaining all other rights, remedies

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


and/or causes of action otherwise available at law or in equity. It is understood that the Company shall be entitled to recover, as a part of its costs, any attorneys fees incurred by it in connection with any claim, or type of claim, released by this Release. The parties hereto acknowledge that any breach of this Release shall entitle the non-breaching party not only to damages, but to injunctive relief to enjoin the actions of the breaching party, as well as attorney's fees and costs.

         MARLOW SHALL HAVE A REASONABLE TIME PERIOD UP TO TWENTY-ONE (21) DAYS FROM RECEIPT OF THIS DOCUMENT TO ACCEPT THE TERMS OF THIS RELEASE. MARLOW MAY ACCEPT AND SIGN THIS RELEASE BEFORE EXPIRATION OF THE TWENTY-ONE DAY TIME PERIOD, BUT HE IS NOT REQUIRED TO DO SO BY THE COMPANY. MARLOW HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY OF HIS OWN CHOOSING AND HAS CONSULTED WITH LEGAL COUNSEL AND OTHER PERSONS OF HIS OWN CHOOSING REGARDING THIS MATTER PRIOR TO THE EXECUTION OF THIS RELEASE.

         AFTER SIGNING THIS RELEASE, MARLOW MAY REVOKE HIS ACCEPTANCE WITHIN SEVEN (7) DAYS BY PROVIDING WRITTEN NOTICE OF REVOCATION AS PROVIDED IN PARAGRAPH 13 OF THE AGREEMENT. THIS RELEASE WILL BECOME EFFECTIVE ON THE TENTH DAY FOLLOWING ITS SIGNATURE BY ALL OF THE PARTIES, IT BEING RECOGNIZED THAT THE COMPANY HAS NO OBLIGATION TO MAKE ANY PAYMENT PURSUANT TO SECTION 4(G) OF THE AGREEMENT UNTIL THIS RELEASE BECOMES EFFECTIVE IN ACCORDANCE WITH THIS PROVISION NOTWITHSTANDING ANY LANGUAGE CONTAINED HEREIN OR IN THE AGREEMENT TO THE CONTRARY.

         I UNDERSTAND THAT BY SIGNING THIS RELEASE, I AM GIVING UP RIGHTS I MAY HAVE. I UNDERSTAND THAT I DO NOT HAVE TO SIGN THIS RELEASE.


-----------------------------                           ------------------------
Tedford Marlow                                          Date


Sworn to and subscribed before me this ______ day of _______________, 2001, by Tedford Marlow, who is personally known to me [or who has produced ________________ as identification].

                                     [SEAL]

_______________________________________________[sign]
Type/Print Name of Notary______________________
Notary Public - State of Florida
Commission #:__________________________________
Commission Expires:____________________________

------------------------------                    -----------------------------
Witness                                           Witness

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



                                    EXHIBIT B
                                       TO
                  CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT
                               WITH TEDFORD MARLOW
                        DATED AS OF _______________, 2001


                   GENERAL RELEASE AND DISCLAIMER ("RELEASE")

         In consideration of the promises and actions of TEDFORD MARLOW ("Marlow") set out in the Confidential Separation and Release Agreement entered into between the parties to this Release on _June __, 2001 (the "Agreement"), CHICO'S FAS, INC., a Florida corporation (the "Company") hereby remises, acquits, releases, satisfies and discharges, on its own behalf and on behalf of anyone who could claim by and through it, Marlow, his heirs, and legal representatives and predecessors and successors in interest and assigns (collectively "Marlow Releasees"), of and from any and all claims and demands, past, present or future, and all manner of action and actions, causes of action, suits, administrative proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, torts, trespasses, damages, judgments, executions, warranties, claims and demands whatsoever, in law or in equity, which the Company, and its successors in interest and assignees, ever had or now have or in the future may have, but only to the extent known to senior management of the Company (other than Marlow) that the Company or any of its affiliates may have against Marlow, his successors or assigns, by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents to the extent related to or occurring in connection with Marlow's employment by the Company., and except that this release shall not constitute a release of Marlow from any of the obligations of Marlow arising under the Agreement and shall not constitute a release of Marlow from any matter involving gross negligence or willful misconduct on the part of Marlow in his capacity as an employee or officer of the Company which resulted or results in a material loss to the Company. For these purposes, action or inaction by Marlow shall not be considered to be gross negligence or willful misconduct if a senior member of management of the Company (other than Marlow) either consented to such action or inaction on the part of Marlow or had actual knowledge of such action or inaction as of the date of the Agreement.

         (4) The Company promises never to file, participate in or prosecute a lawsuit, complaint, charge or other proceeding asserting any claims that are released by this Release.

         For good and valuable consideration, the Company represents and warrants that all the terms of this Release shall be complied with. Should the Company breach or act in noncompliance with or in default of this Release, Marlow may recover damages from the Company, along with all costs, including attorneys' fees incurred by Marlow in recovering such damages and in enforcing this Release, with the Company maintaining all other rights, remedies and/or causes of action otherwise available at law or in equity. It is understood that Marlow shall be entitled to recover, as a part of his costs, any attorneys' fees incurred by him in connection with any claim, or type of claim, released

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


by this Release. The parties hereto acknowledge that any breach of this Release shall entitle the non-breaching party not only to damages, but to injunctive relief to enjoin the actions of the breaching party, as well as attorney's fees and costs.

         THIS RELEASE WILL BECOME EFFECTIVE ON THE TENTH DAY FOLLOWING ITS SIGNATURE BY ALL OF THE PARTIES BUT WILL NOT BECOME EFFECTIVE IF FOR ANY REASON MARLOW WERE TO REVOKE ACCEPTANCE OF THE SEPARATE RELEASE THAT IS BEING DELIVERED BY MARLOW TO THE COMPANY ON OR ABOUT THE DATE ON WHICH THIS RELEASE IS BEING DELIVERED.

Chico's FAS, Inc.

                                                      ----------------------
By:__________________________                         Date

Title:_________________________

Sworn to and subscribed before me this ______ day of _______________, 2001, by ____________, as ____________________ of Chico's FAS, Inc., who is personally known to me [or who has produced ________________ as identification].

                                     [SEAL]

_______________________________________________[sign]
Type/Print Name of Notary______________________
Notary Public - State of Florida
Commission #:__________________________________
Commission Expires:____________________________

------------------------------                  -----------------------------
Witness                                         Witness

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